UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Robert W. Silva

Huntington Asset Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant’s telephone number, including area code: 317-917-7000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Crawford Dividend Growth Fund

CRAWFORD FUNDS

Annual Report
December 31, 2013

- C Class symbol: CDGCX
- I Class symbol: CDGIX

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Fund Advisor:
Crawford Investment Counsel, Inc.
600 Galleria Parkway, Suite 1650
Atlanta, Georgia 30339

www.CrawfordInvestmentFunds.com

MANAGEMENT DISCUSSION & ANALYSIS – (Unaudited)

The goal of the Crawford Dividend Growth Fund is to provide over the longer term an attractive but more stable return pattern, while assuming less risk. These objectives seem appropriate for serious, long-term investors. The Advisor believes that the best way to achieve this goal is to own companies whose businesses have a high degree of stability, as evidenced by consistently rising earnings and dividends.

The 2013 experience of the Fund would appear to be in line with the longer-term goal. The Fund earned a total investment return of 26.05% in 2013 for its Class C shares, and 27.26% for the Class I shares. These return figures are net of fees and expenses. Within the same environment, the S&P 500 earned a return of 32.39% and the Russell 1000 Value earned 32.53%. Given the investment characteristics of the Fund and its more conservative nature, the Advisor considers the returns to be appropriate for the environment.

In order to achieve the above stated investment goals, the Fund employs a long-term focused investment approach with an emphasis on companies that have demonstrated above average consistency in their business. The Advisor wishes to have the portfolio positioned for both rising and falling stock markets. This means being able to participate in rising markets and conserve in down markets. If successful, the overall volatility of the stock market will be muted down into a more stable, less volatile return pattern for the Fund. The Advisor has found that one of the best ways to identify high quality and consistency in a business is through the dividend. Dividends are paid from real cash flow, and because companies are reluctant to cut dividends, a consistently rising pattern of dividends is a real sign of strength in underlying operations. Consistent dividends are one of the hallmarks of the Advisor’s approach, and each of the companies in the portfolio has paid a consistent dividend for at least the last ten years. The majority of the holdings have actually raised their dividend in each of the past ten years, and for many, a much longer time period.

The importance of dividends in the investment approach is further evidenced by the fact that the dividend yield on the portfolio will always be higher than the stock market in general. This characteristic reflects the Advisor’s belief that dividends and reinvestment of dividends is an important part of the return equation. Historically, over long spans of time, a high percentage of the overall return from stocks has come from this source. Furthermore, the higher the dividend yield, the more defensive it may be in a difficult market environment. The advisor appreciates the importance of having a positive return from at least one side of the investment equation in every single year. The appreciation side of the equation cannot promise this consistency.

Just as returns can be measured, the goal of a more stable return pattern can also be measured. Standard deviation of return is the most appropriate way of measuring this pattern. The table below indicates that the Fund has well met its goal by consistently having a lower standard deviation than both of the benchmarks noted above in the return paragraph.

Fund/Index	5 Year	Since Inception –Second Quarter 2004

	Standard Deviation	Standard Deviation

CDGCX	15.78	14.70

CDGIX	15.81	14.67

Russell 1000 Value	19.65	17.75

S&P 500	17.60	16.62

During 2013, portfolio activity was in line with historical experience in terms of numbers of stocks and turnover. The Advisor prefers to own 30 to 35 stocks at all times, and turnover last year was approximately 34%. Of the capital gains distributed by the Fund in 2013, 87.8% were long-term capital gains and 12.2% were short-term capital gains. The basic investment philosophy is believed to be time tested as a means of achieving its stated

goals, and in 2014 the Advisor will build upon this philosophy as it seeks to have the best possible combination of companies for the investment goals of the Fund.

The Advisor expresses appreciation for the opportunity to invest on your behalf.

The views expressed are those of the investment advisor as of December 31, 2013 and are not intended as a forecast or as investment recommendations.

* Standard Deviation – a measure of the dispersion of a random variable around its mean, equal to the square root of the variance.

INVESTMENT RESULTS – (Unaudited)

Total Returns

(for the periods ended December 31, 2013)

		Average Annual Returns
	One Year	Five Year	Since Inception (January 27, 2004)
Crawford Dividend Growth Fund, Class C*	26.05%	12.53%	4.42%
Crawford Dividend Growth Fund, Class C (CDSC Adjusted)*	26.05%	12.53%	4.42%
S&P 500® Index**	32.39%	17.94%	7.04%
Russell 1000® Value Index**	32.53%	16.67%	7.24%

Total annual operating expenses as disclosed in the Fund’s prospectus dated April 30, 2013, were 1.98% of average daily net assets.

*

In compliance with SEC guidelines, these returns are presented above with and without a deduction of maximum sales charges and other non-recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed within one year of purchase and an annual 12b-1 fee of 1.00%.

**

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class C,

the S&P 500® Index, and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on January 27, 2004 (commencement of Fund operations for Class C shares) and held through December 31, 2013. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

INVESTMENT RESULTS – (Unaudited) (continued)

Total Returns

(for the periods ended December 31, 2013)

		Average Annual Returns
	One Year	Five Year	Since Inception (January 5, 2004)
Crawford Dividend Growth Fund, Class I	27.26%	13.56%	5.63%
S&P 500® Index*	32.39%	17.94%	7.44%
Russell 1000® Value Index*	32.53%	16.67%	7.62%

Total annual operating expenses as disclosed in the Fund’s prospectus dated April 30, 2013, were 0.98% of average daily net assets.

*

The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000® Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

Comparison of a $10,000 Investment in the Crawford Dividend Growth Fund, Class I,

the S&P 500® Index, and the Russell 1000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on January 5, 2004 (commencement of Fund operations for Class I shares) and held through December 31, 2013. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.
[2]	Common Stock.

The investment objective of the Crawford Dividend Growth Fund (the “Fund”) is total return. Total return is comprised of both capital appreciation and income.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to shareholders.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (loads) for Class C shares of the Fund; short-term redemption fees; and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (for Class C shares of the Fund) and other Fund expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the contingent deferred sales charge (load) imposed on redemptions of Class C shares made less than one year after purchase. The second line of each table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the contingent deferred sales charge (load) imposed by the Fund would increase your expenses.

Crawford Dividend Growth Fund – Class C	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period* (July 1, 2013 – December 31, 2013)
Actual	$1,000.00	$1,111.40	$10.53
Hypothetical **	$1,000.00	$1,015.23	$10.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

Crawford Dividend Growth Fund – Class I	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period* (July 1, 2013 – December 31, 2013)
Actual	$1,000.00	$1,127.50	$5.25
Hypothetical **	$1,000.00	$1,020.27	$4.99

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

COMMON STOCKS – 99.74%	Shares	Fair Value
Consumer Discretionary – 13.92%
Genuine Parts Co.	31,280	$2,602,183
MDC Holdings, Inc.	69,990	2,256,478
Omnicom Group, Inc.	36,840	2,739,791
Target Corp.	41,680	2,637,094
Tupperware Brands Corp.	29,190	2,759,331

		12,994,877

Consumer Staples – 5.47%
Procter & Gamble Co./The	30,830	2,509,870
Walgreen Co.	45,150	2,593,416

		5,103,286

Energy – 14.42%
Chevron Corp.	21,670	2,706,800
Ensco PLC – Class A	45,310	2,590,826
Exxon Mobil Corp.	26,950	2,727,340
Helmerich & Payne, Inc.	32,090	2,698,127
Williams Cos., Inc./The	71,040	2,740,013

		13,463,106

Financials – 20.89%
ACE Ltd.	27,710	2,868,816
Aflac, Inc.	40,200	2,685,360
American Express Co.	32,560	2,954,169
BlackRock, Inc.	8,600	2,721,642
Northern Trust Corp.	46,380	2,870,458
T. Rowe Price Group, Inc.	32,860	2,752,682
Willis Group Holdings PLC	59,100	2,648,271

		19,501,398

Health Care – 14.38%
Baxter International, Inc.	40,540	2,819,557
Eli Lilly & Co.	52,980	2,701,980
Johnson & Johnson	28,690	2,627,717
Merck & Co., Inc.	50,790	2,542,039
Stryker Corp.	36,390	2,734,345

		13,425,638

Industrials – 11.32%
Norfolk Southern Corp.	29,290	2,718,991
United Parcel Service, Inc. (UPS) – Class B	25,550	2,684,794
United Technologies Corp.	24,030	2,734,614
W.W. Grainger, Inc.	9,500	2,426,490

		10,564,889

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2013

COMMON STOCKS – 99.74% – continued	Shares	Fair Value
Information Technology – 11.44%
Linear Technology Corp.	59,320	$2,702,026
Microsoft Corp.	68,970	2,581,547
QUALCOMM, Inc.	36,110	2,681,167
Texas Instruments, Inc.	61,910	2,718,468

		10,683,208

Materials – 2.56%
Albemarle Corp.	37,690	2,389,169

Real Estate Investment Trusts – 2.52%
Digital Realty Trust, Inc.	47,940	2,354,813

Telecommunication Services – 2.82%
AT&T, Inc.	74,820	2,630,671

TOTAL COMMON STOCKS (Cost $72,386,118)		93,111,055

Money Market Securities – 0.29%
Federated Prime Obligations Fund – Institutional Shares, 0.02% (a)	276,125	276,125

TOTAL MONEY MARKET SECURITIES (Cost $276,125)		276,125

TOTAL INVESTMENTS – 100.03% (Cost $72,662,243)		93,387,180

Liabilities in Excess of Other Assets – (0.03)%		(29,832)

TOTAL NET ASSETS – 100.00%		$93,357,348

(a)	Rate disclosed is the seven day yield as of December 31, 2013.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets
Investments in securities at fair value (cost $72,662,243)	$93,387,180
Receivable for fund shares sold	10,055
Dividends and Interest receivable	180,520
Prepaid expenses	17,177

Total Assets	93,594,932

Liabilities
Payable for fund shares redeemed	130,638
Payable to advisor	48,458
12b-1 fees accrued – Class C	7,447
Payable to administrator, fund accountant, and transfer agent	14,966
Payable to custodian	2,991
Payable to trustees and CCO	2,057
Payable to auditors	22,500
Other accrued expenses	8,527

Total Liabilities	237,584

Net Assets	$93,357,348

Net Assets consist of:
Paid-in capital	$71,062,186
Accumulated undistributed net realized gain from investments transactions	1,570,225
Net unrealized appreciation on investment securities	20,724,937

Net Assets	$93,357,348

Class C:

Net Assets	$8,938,874

Shares outstanding (unlimited number of shares authorized, no par value)	731,014

Net asset value and offering price per share	$12.23

Class I:

Net Assets	$84,418,474

Shares outstanding (unlimited number of shares authorized, no par value)	6,866,934

Net asset value and offering price per share	$12.29

(a)	A contingent deferred sales charge ("CDSC") of 1.00% may be charged on shares held less than 12 months.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income
Dividend income	$2,387,610
Interest income	933

Total investment income	2,388,543

Expenses
Investment Advisor fee	455,037
12b-1 fees – Class C	82,331
Administrative service fees – Class R (a)	17,418
Administration expenses	83,253
Fund accounting expenses	46,326
Transfer agent expenses	53,685
Custodian expenses	18,126
CCO expense	9,507
Trustee expenses	11,651
Audit expenses	26,000
Miscellaneous expenses	109,334

Total expenses	912,668
Fees recouped by advisor	77,951

Net operating expenses	990,619

Net investment income	1,397,924

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	7,494,504
Net change in unrealized appreciation of investment securities	12,269,662

Net realized and unrealized gain on investments	19,764,166

Net increase in net assets resulting from operations	$21,162,090

(a)	For the period January 1, 2013 to June 26, 2013. Effective June 26, 2013, Class R of the Fund was closed and Class R shares then outstanding were redeemed.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,397,924		$1,824,716
Net realized gain on investment securities	7,494,504		7,864,364
Net change in unrealized appreciation of investments	12,269,662		615,721

Net increase in net assets resulting from operations	21,162,090		10,304,801

Distributions
From net investment income – Class C	(60,910)		(69,296)
From net investment income – Class I	(1,327,565)		(1,509,261)
From net investment income – Class R	(53,406	)(a)	(233,183	)(b)
From realized gain – Class C	(631,111)		(505,173)
From realized gain – Class I	(6,101,723)		(4,550,136)
From realized gain – Class R	–		(961,686	)(b)

Total distributions	(8,174,715)		(7,828,735)

Capital Transactions – Class C
Proceeds from shares sold	1,199,908		1,308,706
Reinvestment of distributions	666,898		536,443
Amount paid for shares redeemed	(1,154,580)		(945,887)

Total Class C	712,226		899,262

Capital Transactions – Class I
Proceeds from shares sold	20,629,771		23,675,349
Reinvestment of distributions	4,720,522		4,164,507
Amount paid for shares redeemed	(12,660,771)		(51,131,907)

Total Class I	12,689,522		(23,292,051)

Capital Transactions – Class R
Proceeds from shares sold	284,220	(a)	13,296,584	(b)
Reinvestment of distributions	53,406	(a)	1,194,868	(b)
Amount paid for shares redeemed	(15,588,942	)(a)	(170,439	)(b)

Total Class R	(15,251,316)		14,321,013

Net decrease in net assets resulting from capital transactions	(1,849,568)		(8,071,776)

Total Increase (Decrease) in Net Assets	11,137,807		(5,595,710)

Net Assets
Beginning of period	82,219,541		87,815,251

End of period	$93,357,348		$82,219,541

Accumulated undistributed net investment income included in net assets at end of period	$–		$12,976

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Share Transactions – Class C
Shares sold	101,474		117,517
Shares issued in reinvestment of distributions	56,297		50,587
Shares redeemed	(95,878)		(84,598)

Total Class C	61,893		83,506

Share Transactions – Class I
Shares sold	1,710,756		2,142,522
Shares issued in reinvestment of distributions	396,230		389,552
Shares redeemed	(1,046,786)		(4,544,430)

Total Class I	1,060,200		(2,012,356)

Share Transactions – Class R
Shares sold	25,047	(a)	1,190,906	(b)
Shares issued in reinvestment of distributions	4,492	(a)	111,727	(b)
Shares redeemed	(1,316,790	)(a)	(15,382	)(b)

Total Class R	(1,287,251)		1,287,251

Net decrease in share transactions	(165,158)		(641,599)

(a)	For the period January 1, 2013 to June 26, 2013. Effective June 26, 2013, Class R of the Fund was closed and Class R Shares then outstanding were redeemed.
(b)	For the period February 14, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS I

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2009
Selected Per Share Data
Net asset value, beginning of year	$10.59	$10.45	$10.66	$9.57		$8.26

Income from investment operations:
Net investment income	0.19	0.23	0.18 (a)	0.20	(a)	0.12
Net realized and unrealized gain (loss)	2.65	0.94	(0.22)	1.14		1.31

Total from investment operations	2.84	1.17	(0.04)	1.34		1.43

Less distributions to shareholders:
From net investment income	(0.21)	(0.22)	(0.17)	(0.25)		(0.12)
From net realized gain	(0.93)	(0.81)	–	–		–

Total distributions	(1.14)	(1.03)	(0.17)	(0.25)		(0.12)

Net asset value, end of year	$12.29	$10.59	$10.45	$10.66		$9.57

Total Return (b)	27.26%	11.25%	-0.31%	14.01%		17.37%
Ratios and Supplemental Data
Net assets, end of year (000)	$84,418	$61,509	$81,722	$51,636		$55,308
Ratio of expenses to average net assets	0.98%	0.98%	0.98%	0.99	%(c)	1.00%
Ratio of expenses to average net assets before waiver or recoupment	0.89%	0.91%	1.07%	1.48%		1.61%
Ratio of net investment income to average net assets	1.65%	1.95%	1.75%	2.03%		2.09%
Portfolio turnover rate	34%	42%	31%	54%		23%

(a)	Per share amounts calculated using average shares method.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Effective July 15, 2010, Crawford Investment Counsel, Inc., advisor to the Fund, contractually agreed to lower the Fund's expense cap to 0.98% through April 30, 2015.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND – CLASS C

FINANCIAL HIGHLIGHTS – (continued)

(For a share outstanding during the period)

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010		Year Ended December 31, 2009
Selected Per Share Data
Net asset value, beginning of year	$10.54	$10.41	$10.61	$9.55		$8.27

Income from investment operations:
Net investment income	0.08	0.11	0.08	0.10		0.04
Net realized and unrealized gain (loss)	2.63	0.94	(0.21)	1.13		1.33

Total from investment operations	2.71	1.05	(0.13)	1.23		1.37

Less distributions to shareholders:
From net investment income	(0.09)	(0.11)	(0.07)	(0.17)		(0.09)
From net realized gain	(0.93)	(0.81)	–	–		–

Total distributions	(1.02)	(0.92)	(0.07)	(0.17)		(0.09)

Net asset value, end of year	$12.23	$10.54	$10.41	$10.61		$9.55

Total Return (a)	26.05%	10.09%	-1.20%	12.91%		16.53%
Ratios and Supplemental Data
Net assets, end of year (000)	$8,939	$7,054	$6,093	$5,267		$2,459
Ratio of expenses to average net assets	1.98%	1.98%	1.98%	1.99	%(b)	2.00%
Ratio of expenses to average net assets before waiver or recoupment	1.89%	1.91%	2.10%	2.48%		2.61%
Ratio of net investment income to average net assets	0.64%	0.99%	0.74%	0.97%		1.09%
Portfolio turnover rate	34%	42%	31%	54%		23%

(a)	Total return in the above table represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.
(b)	Effective July 15, 2010, Crawford Investment Counsel, Inc., advisor to the Fund, contractually agreed to lower the Fund's expense cap to 0.98%, excluding 12b-1 fees of 1.00%, through April 30, 2015.

See accompanying notes which are an integral part of these financial statements.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013

NOTE 1. ORGANIZATION

Crawford Dividend Growth Fund is a diversified series of Unified Series Trust (the “Trust”), organized on December 7, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust (the “Board”). The investment advisor to the Fund is Crawford Investment Counsel, Inc. (the “Advisor”). The investment objective of the Fund is to provide total return. Total return is comprised of both capital appreciation and income.

The Fund currently offers two classes of shares: Class C and Class I. Class I shares were first offered to the public on January 5, 2004; and Class C shares were first offered to the public on January 27, 2004. Class R shares commenced operations on February 14, 2012. Effective June 26, 2013, Class R of the Fund was closed and all Class R shares then outstanding were redeemed. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Trustees. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the Generally Accepted Accounting Principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once per year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended December 31, 2013, the Fund made the following reclassifications to increase (decrease) the components of the net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain From Investments
$–	$30,981	$(30,981)

Contingent Deferred Sales Charges – With respect to Class C Shares, there is no initial sales charge on purchases. However, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), will be imposed on such purchases if the shares are redeemed within 12 months of purchase. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investments trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the mutual funds. These securities will be categorized as Level 1 securities.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Fixed income securities traded on a national securities exchange or in over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, fixed income securities are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$93,111,055	$—	$—	$93,111,055
Money Market Securities	276,125	—	—	276,125
Total	$93,387,180	$—	$—	$93,387,180
*Refer	to Schedule of Investments for industry classifications.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended December 31, 2013, there were no transfers between levels. The amount of transfers in/out is reflected at the securities’ fair value at the reporting period end.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses so that the Fund’s total annual operating expenses, excluding 12b-1 fees (Class C shares only), brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) and extraordinary litigation expenses, do not exceed 0.98% of its average daily net assets of the Fund through April 30, 2015. For the fiscal year ended December 31, 2013, the Advisor earned fees of $455,037, before waiver or recoupment of fees from the Fund. At December 31, 2013, the Fund owed $48,458 to the Advisor.

Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and any expense limitation in place at the time of repayment. For the fiscal year ended December 31, 2013, the Advisor recouped $77,951 from the Fund.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Amount	Recoverable through December 31,
$ 107,575	2014
13,174	2015

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended December 31, 2013, HASI earned fees of $83,253 for administrative services provided to the Fund. At December 31, 2013, the Fund owed HASI $6,905 for administrative services.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank (“Huntington”), the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended December 31, 2013, the Custodian earned fees of $18,126 for custody services provided to the Fund. At December 31, 2013, the Fund owed the Custodian $2,991 for custody services.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended December 31, 2013, HASI earned fees of $53,685 from the Fund for transfer agent services. At December 31, 2013, the Fund owed HASI $4,207 for transfer agent services. For the fiscal year ended December 31, 2013, HASI earned fees of $46,326 from the Fund for fund accounting services provided to the Fund. At December 31, 2013, HASI was owed $3,854 from the Fund for fund accounting services.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee who is not an “interested person” of the Trust received annual compensation of $34,200 from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $43,200 from the Trust. In addition, Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings. For the fiscal year ended December 31, 2013, the Independent Trustees earned fees of $11,651 from the Fund for trustee fees. At December 31, 2013, the Fund owed the Trustees $584 for trustee fees.

The Distributor acts as the principal distributor of the Fund’s shares. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), officers of the Trust are officers of the Distributor, and such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Class C Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee to the Distributor, the Advisor or other financial institutions of 1.00% of the Class C’s average daily net assets (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing the Class C shareholders) in connection with the promotion and distribution of the Fund’s Class C shares or the provision of personal services to Class C shareholders. These services include, but are not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund under the Plan. For the fiscal year ended December 31, 2013, the Class C shares incurred 12b-1 Expenses of $82,331. At December 31, 2013, the Fund owed the Distributor $7,447 in 12b-1 fees.

The Fund has adopted an Administrative Services Plan with respect to the Class R shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Class R shares to the Advisor to compensate financial intermediaries who provide administrative services to the Class R shareholders. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative and shareholder account services to Class R shareholders. The Plan requires that the Fund, its distributor and/or the Advisor enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Class R shareholders before the Advisor can compensate the financial intermediary pursuant to the Administrative Services Plan.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Class R shares;

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

(b) receiving and transmitting funds representing the purchase price or redemption proceeds of Class R shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Class R shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Class R shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Class R shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. For the period January 1, 2013 to June 26, 2013, the Class R shares incurred administrative servicing expenses of $17,418.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$–
Other	30,017,878
Sales
U.S. Government Obligations	$–
Other	39,170,135

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. FEDERAL TAX INFORMATION

At December 31, 2013, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$21,606,525
Gross (Depreciation)	(978,586)

Net Appreciation on Investments	$20,627,939

At December 31, 2013, the aggregate cost of securities for federal income tax purposes was $72,759,241.

CRAWFORD DIVIDEND GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 7. FEDERAL TAX INFORMATION – continued

The tax character of distributions paid during the fiscal years 2013 and 2012 was as follows:

	2013			2012
Distributions paid from:	Class I	Class C	Class R	Class I	Class C	Class R

Ordinary income*	$2,070,306	$137,733	$53,406	$1,722,504	$92,971	$278,253
Long-term Capital Gain	5,358,982	554,288	–	4,336,893	481,498	916,616

	$7,429,288	$692,021	$53,406	$6,059,397	$574,469	$1,194,869

* Short term capital gain distributions are treated as ordinary income for tax purposes.

At December 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$243,971
Accumulated undistributed long-term capital gains	1,423,252
Unrealized appreciation	20,627,939

$22,295,162

The difference between book basis and tax basis unrealized appreciation as of December 31, 2013, was attributable primarily to the tax deferral of losses on wash sales in the amount of $96,998.

At December 31, 2013, the Fund does not have available any capital loss carryforwards.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since December 31, 2013, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

of the Crawford Dividend Growth Fund of Unified Series Trust:

We have audited the accompanying statement of assets and liabilities of the Crawford Dividend Growth Fund (the “Fund”), a series of Unified Series Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights presented herein for the years ended December 31, 2011 and prior were audited by another registered public accounting firm whose report dated February 29, 2012 expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Crawford Dividend Growth Fund at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 27, 2014

OTHER FEDERAL TAX INFORMATION (UNAUDITED)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 100% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

For the year ended December 31, 2013, the Fund designated $850,546 as short-term capital gain and $5,913,269 as long-term capital gain distributions.

BENEFICIAL OWNERSHIP (UNAUDITED)

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of “The Fund” (or class) creates a presumption of control of the fund (or class), under Section 2(a) (9) of the Investment Company Act of 1940. At December 31, 2013, Charles Schwab & Co. (“Charles Schwab”), for the benefit of its customers, owned 37.41% of the Class I shares. The Trust does not know whether Charles Schwab or any underlying beneficial owners owned or controlled more than 25% of the voting securities of the Fund.

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Chairman, Bluegrass Tomorrow, nonprofit organization.
Kenneth G.Y. Grant (Age – 64) Independent Trustee, May 2008 to present	Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 17 series.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.
John C. Swhear (Age – 52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds, April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Robert W. Silva (Age – 47) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust from February 2013 to December 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to February 2012. Assistant Secretary of the Trust from November 2008 to May 2010.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 17 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

Crawford Dividend Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment advisor, Crawford Investment Counsel, Inc. (“Crawford”).

The Board of Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Trust or Crawford (“Independent Trustees”), with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on October 22, 2013 via teleconference to consider the renewal of the management agreement between the Trust and Crawford on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Huntington Asset Services, Inc., the Trust’s administrator (the “Administrator”). The materials provided to each Trustee in advance of the Committee meeting included the following information: (i) letter to Crawford requesting specific information that the Board likely would consider in renewing the management agreement, and Crawford’s responses; (ii) description of factors considered by the Board in approving the management agreement during the prior year; (iii) commentary prepared by Crawford discussing the Fund’s performance over the twelve-months ended August 31, 2013, factors affecting this performance, and why the performance varied from that of the Fund’s benchmarks; (iv) the Fund’s schedule of investments as of June 30, 2013; (v) memorandum prepared by the Administrator comparing the Fund’s performance returns to those of its primary and secondary benchmarks and peer group for the year-to-date, three-month, one-, three-, and five-year periods ended August 31, 2013; comparing the Fund’s advisory and total expense ratio for Class I and Class C shares to those of its peer group; and providing certain other Fund performance and volatility information as reported by Morningstar; (vi) Crawford’s balance sheet as of June 30, 2012 and 2013, and as of December 31, 2012, and income statement for the six-month periods ended June 30, 2012 and 2013, and for the year ended December 31, 2012; (vii) profitability analysis prepared by Crawford with respect to its relationship to the Fund; (viii) soft dollar report for the Fund prepared by Crawford; and (ix) copies of the management agreement and expense cap limitation agreement between the Trust and Crawford on behalf of the Fund. After discussing these materials, the Committee contacted Crawford’s President, who also serves as a portfolio manager of the Fund, and Crawford’s Chief Compliance Officer, and conducted an interview led by the Chairman of the Audit Committee.

At the Trustees’ in-person meeting held on November 10 and 11, 2013, the Trustees, including the Independent Trustees, unanimously approved the continuation of the Trust’s management agreement with Crawford on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are listed below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(a)	The Nature, Extent and Quality of Services – The Trustees considered Crawford’s responses regarding the resources provided to the Fund, and considered the adequacy of these resources in light of the desired growth in the levels of the Fund’s assets and whether the resources are sufficient. The Trustees determined that Crawford’s resources appear reasonable, and specifically noted that Crawford continues to provide the services and support of various administrative and professional staff, including two portfolio managers and a chief compliance officer. The Trustees also noted Crawford’s representation that it manages approximately $4 billion in assets and maintains its own E&O insurance and a fidelity bond. The Trustees also considered Crawford’s representation that it was not proposing any changes to the level of services provided to the Fund and that it did not intend to make any changes to the Fund’s investment strategy.

(b)

Fund Performance – The Trustees discussed the performance of the Fund and reviewed materials provided by Crawford and the Administrator with respect to this performance. The Trustees noted that both Fund share classes trailed the return of the Fund’s benchmarks, the Russell 1000 Value and the S&P 500 Indices, and the average and median returns of the Fund’s peer group over the year-to-date, one-, three-, and five year periods ended August 31, 2013. The Trustees considered Crawford’s explanation that in managing the Fund, it seeks not only returns, but also to mitigate risk as measured by the standard deviation of the Fund’s returns. The Trustees considered Crawford’s representation that over the past seven years, the standard deviation of returns for both Fund share classes was lower than the standard deviation of the returns for the Fund’s benchmarks. The Trustees also considered Crawford’s explanation that, because of this strategy of mitigating risk, Crawford would expect the Fund to trail the benchmarks over periods of rallying equity markets, such as those the market has experienced over the past three years.

The Trustees considered Crawford’s representation that it manages a number of other accounts using a similar strategy as it uses to manage the Fund, and reviewed information provided at the Trustees’ November 10 and 11, 2013 meeting regarding the composite performance of these accounts. The Trustees noted that the composite returns were in line with those of the Fund.

(c)	Fee Rate and Profitability – The Trustees considered that the Fund’s gross advisory fee is below the peer group average and median for both share classes. The Trustees noted, in addition, that the Fund is now reimbursing Crawford for past waived/reimbursed fees and expenses under the Fund’s expense cap. The Trustees considered that, including these reimbursements, the advisory fee for Class I shares is still lower than its peer group average and median net advisory fee, though the advisory fee for Class C shares is higher than the average and median net advisory fee of its peer group due to significant expense reimbursements by the peer group. The Trustees considered Crawford’s representation that it manages a pooled investment vehicle using a comparable strategy to that used to manage the Fund, and that the Fund’s advisory fee is about one-half as much as Crawford charges this pooled investment vehicle. The Trustees also noted that Crawford has agreed to continue to cap the Fund’s expenses through August 30, 2014, though the Fund’s expense ratio is currently below the level of this expense cap.

The Trustees also reviewed and discussed Crawford’s income statements and balance sheets, and reviewed a profitability analysis provided by Crawford. The Trustees noted that whether or not marketing expenses are taken into consideration, Crawford is making a profit as a result of managing the Fund, and concluded that this profit is reasonable.

The Trustees considered other potential benefits that Crawford may receive in connection with its management of the Fund. These benefits include third-party research obtained by soft dollars generated by certain mutual fund transactions, which may be used to benefit the Fund along with other Crawford advisory clients. The Trustees noted that Crawford directs the Fund’s brokerage transactions to brokers who provide access to such research services, and considered Crawford’s representation that the average per share commission rates paid by the Fund are the same for both execution only and soft dollar arrangements.

(d)	Economies of Scale – In determining the reasonableness of the advisory fees, the Trustees also considered whether economies of scale will be realized by Crawford as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Trustees noted that Crawford has only recently begun to receive its full management fee and recoup past waived/reimbursed Fund expenses under its expense cap. The Trustees also considered that, while Crawford doesn’t anticipate implementing any breakpoints at this time, it has indicated its willingness to revisit the issue in the future as the Fund continues to grow.

*    *    *    *    *

After reviewing all of the foregoing, and based upon all of the above-mentioned factors and their related conclusions, the Trustees, including all of the Independent Trustees, unanimously determined that the advisory fees paid by the Fund are reasonable, based on the nature and quality of advisory services provided by Crawford to the Fund, and unanimously voted to approve the continuation of the management agreement between the Trust and Crawford on behalf of the Fund.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and

Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

1100 Huntington Center

41 S. South Street

Columbus, OH 43215

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

CRAWFORD FUNDS

CRAWFORD DIVIDEND OPPORTUNITY FUND

ANNUAL REPORT
December 31, 2013

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Fund Advisor:
Crawford Investment Counsel, Inc.
600 Galleria Parkway, Suite 1650
Atlanta, Georgia 30339

www.CrawfordInvestmentFunds.com

MANAGEMENT DISCUSSION & ANALYSIS – (Unaudited)

We are pleased to have completed our first full calendar year for the Crawford Dividend Opportunity Fund. 2013 was a year of substantial progress for both the Fund and the strategy. Significant achievements over the past 12 months include strong returns from the Fund despite performance headwinds we faced, growth in the Fund from new investors, addition of a seasoned analyst from a top-tier investment advisory firm to our research team, and a higher conviction portfolio that we believe is positioned extremely well for the future.

With respect to performance, the Fund’s 2013 total return net of management fees was 37.53%. The Fund’s 2013 total return was less than the 38.82% total return of the Russell 2000 Index, a widely accepted benchmark for small capitalization U.S. stocks. However, the Fund’s total return exceeded the 34.52% total return of the Russell 2000 Value Index. Importantly, when measured on an equity-only basis, (i.e. excluding the effect of cash holdings), the Fund’s total return was 40.4%.

The Fund’s strong performance last year was achieved despite several notable headwinds. The large gap between equity-only and actual returns cited above indicates that the Fund’s cash position had a meaningful negative influence on the overall performance. While some amount of “cash drag” is to be expected during periods of rising equity markets, the impact on last year’s returns was abnormally high due to the combination of inflows into the Fund and outsized stock market gains. Going forward, as the Fund’s assets reach critical mass, we expect cash inflows to have a much smaller influence on returns.

Another factor working against the Fund in 2013 was the outperformance of lower quality stocks, which runs contrary to long-term historical trends. You may recall that, in our last letter, we highlighted the return advantage enjoyed by smaller, high quality stocks. For 2013, things ran counter to the longer-term trend, and there was a large disparity in returns of dividend-paying and non-dividend paying companies in the Russell 2000 Index. Our analysis indicates that the weighted average total return for dividend payers in the Russell 2000 was 34.1%, while non-payers returned 43.3%. Additionally, companies with higher leverage and higher earnings variability meaningfully outperformed their more consistent, higher quality counterparts. The strong equity-only returns in an environment when our investment style was somewhat out of favor speaks to the strength of our stock selection process and validates our belief that high quality small capitalization stocks are frequently mispriced by the market.

We also would be remiss not to mention the recent accolades we received from the Wall Street Journal, which ranked the Crawford Dividend Opportunity Fund as the third best performing Mutual Fund in 2013 within the Equity-Income category, as compiled by Lipper out of 398 Mutual Funds. While we do not target specific levels of income generation in our portfolio construction process, we do purposefully limit our investable universe to dividend-paying securities as a way to manage downside risk and identify high quality companies. Our performance advantage versus other equity income alternatives in 2013 serves as evidence that our investment approach can capitalize on the powerful combination of small companies’ above-average growth potential and shareholder friendly capital return policies to generate attractive returns for investors.

We enhanced our research capabilities with the addition of Jon Christiansen, who joined Crawford Investment Counsel from T. Rowe Price in early 2013. He is focused on the Crawford Dividend Opportunity Fund and performs a significant amount of the research, input, and analysis that our team utilizes in the portfolio management process. Jon’s background and his investing philosophy align with our work indicating high quality small capitalization stocks are a fertile area in which to invest.

2013 was one of the strongest years on record for U.S. small capitalization stocks, and some observers are pointing to increased valuations as a potential headwind for further gains. Here, at Crawford Investment Counsel, we are optimistic that our investment strategy will continue to generate attractive relative returns in 2014 and beyond. Our focus on identifying high quality stocks that are undervalued by the market results in portfolio characteristics that are very different from the widely followed benchmarks. Some of the highlights of our

1

strategy include superior dividend yield, above average profitability, stronger cash flow generation, below average valuation and more stable earnings patterns throughout the economic cycle. Thus we are confident in our ability to provide strong relative performance in less robust market environments. Our analysis also indicates that profit margins of small capitalization companies, unlike that of their large capitalization counterparts, have not yet returned to levels seen prior to the financial crisis. This leaves room for further potential outperformance by U.S. small capitalization stocks relative to the broader equity market.

Thank you for your investment in the Crawford Dividend Opportunity Fund.

The views expressed are those of the investment advisor as of December 31, 2013 and are not intended as a forecast or as investment recommendations.

The Wall Street Journal’s Category Kings recognizes funds ranked in the top 10 of their respective Lipper mutual fund categories, ranked by one year total returns (changes in net asset values with reinvested distributions) as of month-end.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical based on total return performance with capital gains and dividends reinvested.

2

INVESTMENT RESULTS – (Unaudited)

Total Returns

(for the periods ended December 31, 2013)

		Average Annual Returns
	One Year	Since Inception (September 26, 2012)
Crawford Dividend Opportunity Fund*	37.53%	30.56%
Russell 2000® Value Index**	34.52%	29.16%
Russell 2000® Index**	38.82%	31.32%

Total annual operating expenses as disclosed in the Fund’s prospectus dated April 30, 2013, were 1.67% of average daily net assets (1.06% after fee waiver/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividend expenses on securities sold short; taxes; 12b-1 fees; indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 1.00% of the Fund’s average daily net assets through April 30, 2014. This expense cap may not be terminated prior to this date except by the Board of Trustees.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The Russell 2000® Value Index and Russell 2000® Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Board recently approved a request by the Advisor to change the Fund’s benchmark from the Russell 2000 Value Index to the Russell 2000 Index. The Advisor believes the Russell 2000 Index is a better benchmark for the Fund as its economic sector distributions are less concentrated than the Russell 2000 Value Index. Russell divides the Russell 2000 Index into Value and Growth indices by looking at expected long-term growth rates and current price-to-book ratios. This causes low expected growth, low price-to-book stocks to end up in the Value Index. The Fund is more interested in finding stocks of companies that display both value and growth characteristics, so the full Russell 2000 Index is more appropriate. Going forward, this will be the primary benchmark for the Fund.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus and summary prospectus contain this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

3

Comparison of a $10,000 Investment in the Crawford Dividend Opportunity Fund and

the Russell 2000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on September 26, 2012 (commencement of Fund operations) and held through December 31, 2013. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Russell 2000® Value Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus or summary prospectus, please call 1-800-431-1716. The Fund’s prospectus and summary prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus or summary prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

4

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.
[2]	Common Stock.

The investment objective of the Crawford Dividend Opportunity Fund (the “Fund”) is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Value Index. Total return is comprised of both capital appreciation and income.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

5

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs. The second line of each table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Crawford Dividend Opportunity Fund	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period* (July 1, 2013 – December 31, 2013
Actual	$1,000.00	$1,210.20	$5.57
Hypothetical **	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

6

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2013

COMMON STOCKS – 97.94%	Shares	Fair Value

Consumer Discretionary – 16.80%
Buckle, Inc./The	12,500	$ 657,000
CEC Entertainment, Inc.	26,800	1,186,704
Columbia Sportswear Co.	8,210	646,538
Cracker Barrel Old Country Store, Inc.	5,140	565,760
Gentex Corp.	35,930	1,185,331
Hillenbrand, Inc.	35,240	1,036,761
John Wiley & Sons, Inc. – Class A	11,500	634,800
MDC Holdings, Inc.	21,270	685,745
Men’s Wearhouse, Inc./The	19,550	998,614
Monro Muffler Brake, Inc.	11,740	661,666
Rent-A-Center, Inc.	17,400	580,116
Tupperware Brands Corp.	12,730	1,203,367

		10,042,402

Consumer Staples – 4.39%
Calavo Growers, Inc.	38,420	1,162,589
Female Health Co./The	171,701	1,459,458

		2,622,047

Energy – 4.35%
EV Energy Partner LP (a)	16,880	572,738
QR Energy LP (a)	46,780	800,874
World Fuel Services Corp.	28,450	1,227,902

		2,601,514

Financials – 18.53%
BancFirst Corp.	18,700	1,048,322
Brown & Brown, Inc.	35,160	1,103,672
Bryn Mawr Bank Corp.	38,183	1,152,363
Calamos Asset Management, Inc. – Class A	57,740	683,642
Cash America International, Inc.	16,320	625,056
First Financial Holdings, Inc.	8,760	582,628
Greenhill & Co., Inc.	18,740	1,085,796
Lazard Ltd.	14,970	678,440
Merchants Bancshares, Inc.	36,548	1,224,358
Mercury General Corp.	10,490	521,458
Platinum Underwriters Holdings Ltd.	9,540	584,611
Sterling Bancorp	89,720	1,199,556
Tompkins Financial Corp.	11,460	588,929

		11,078,831

Health Care – 11.79%
Atrion Corp.	4,930	1,460,512
Landauer, Inc.	12,480	656,573

See accompanying notes which are an integral part of these financial statements.

7

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2013

COMMON STOCKS – 97.94% – continued	Shares	Fair Value

Meridian Bioscience, Inc.	49,950	$ 1,325,173
PerkinElmer, Inc.	28,780	1,186,599
Select Medical Holdings Corp.	31,290	363,277
US Physical Therapy, Inc.	34,810	1,227,401
Utah Medical Products, Inc.	14,540	831,106

		7,050,641

Industrials – 14.57%
A.O. Smith Corp.	11,610	626,243
Applied Industrial Technologies, Inc.	24,110	1,183,560
Dun & Bradstreet Corp.	8,410	1,032,328
Landstar System, Inc.	9,940	571,053
Lindsay Corp.	6,840	566,010
Regal-Beloit Corp.	7,170	528,572
TAL International Group, Inc.	21,410	1,227,864
Valmont Industries, Inc.	5,130	764,986
Watsco, Inc.	6,220	597,493
Werner Enterprises, Inc.	24,520	606,380
Woodward, Inc.	22,030	1,004,788

		8,709,277

Information Technology – 14.29%
Broadridge Financial Solutions, Inc.	31,090	1,228,677
Communications Systems, Inc.	32,360	360,490
Global Payments, Inc.	18,320	1,190,617
Intersil Corp. – Class A	53,970	619,036
Littelfuse, Inc.	13,790	1,281,505
Mesa Laboratories, Inc.	15,740	1,236,849
Micrel, Inc.	61,530	607,301
MTS Systems Corp.	18,740	1,335,225
National Instruments Corp.	21,220	679,464

		8,539,164

Materials – 5.99%
Compass Minerals International, Inc.	7,830	626,792
HB Fuller Co.	20,720	1,078,269
NewMarket Corp.	3,360	1,122,744
RPM International, Inc.	18,100	751,331

		3,579,136

Real Estate Investment Trusts – 5.00%
EPR Properties	10,500	516,180
LTC Properties, Inc.	8,360	295,860
Mid-America Apartment Communities, Inc.	7,980	484,705

See accompanying notes which are an integral part of these financial statements.

8

CRAWFORD DIVIDEND OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS – (continued)

December 31, 2013

COMMON STOCKS – 97.94% – continued	Shares	Fair Value

Sun Communities, Inc.	26,400	$1,125,696
Tanger Factory Outlet Centers, Inc.	17,730	567,715

		2,990,156

Utilities — 2.23%
Laclede Group, Inc./The	18,640	848,866
South Jersey Industries, Inc.	8,610	481,816

		1,330,682

TOTAL COMMON STOCKS (Cost $50,401,212)		58,543,850

Money Market Securities – 1.85%
Federated Prime Obligations Fund - Institutional Shares, 0.02% (b)	1,109,434	1,109,434

TOTAL MONEY MARKET SECURITIES (Cost $1,109,434)		1,109,434

TOTAL INVESTMENTS – 99.79% (Cost $51,510,646)		59,653,284

Other Assets in Excess of Liabilities – 0.21%		123,927

TOTAL NET ASSETS – 100.00%		$59,777,211

(a)	Master Limited Partnership.
(b)	Rate disclosed is the seven day yield as of December 31, 2013.

See accompanying notes which are an integral part of these financial statements.

9

CRAWFORD DIVIDEND OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

Assets
Investments in securities at fair value (cost $51,510,646)	$59,653,284
Receivable for fund shares sold	205,950
Receivable for investments sold	167,503
Dividends and Interest receivables	81,978
Prepaid expenses	4,692

Total Assets	60,113,407

Liabilities
Payable for investments purchased	273,401
Payable to Advisor	18,707
Payable to administrator, fund accountant, and transfer agent	5,845
Payable to custodian	2,375
Payable to trustees and CCO	2,337
Payable to auditors	23,850
Other accrued expenses	9,681

Total Liabilities	336,196

Net Assets	$59,777,211

Net Assets consist of:
Paid-in capital	$50,975,160
Accumulated undistributed net investment income	76,563
Accumulated undistributed net realized gain from investments	582,850
Net unrealized appreciation on investments	8,142,638

Net Assets	$59,777,211

Shares outstanding (unlimited number of shares authorized, no par value)	1,773,624

Net asset value, offering and redemption price per share	$33.70

See accompanying notes which are an integral part of these financial statements.

10

CRAWFORD DIVIDEND OPPORTUNITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Investment Income
Dividend income (net of foreign taxes withheld of $1,164)	$740,592
Interest income	764

Total investment income	741,356

Expenses
Investment Advisor fee	320,951
Administration expenses	34,872
Fund accounting expenses	20,584
Transfer agent expenses	30,519
Custodian expenses	13,571
Trustee expenses	11,652
CCO expense	10,529
Professional expenses	41,246
Offering expense	13,061
Miscellaneous expenses	35,957

Total expenses	532,942
Fees waived by Advisor	(171,254)
Fees voluntarily reduced by the administrator	(39,347)

Net operating expenses	322,341

Net investment income	419,015

Net Realized and Unrealized Gain on Investments
Net realized gain on investment securities transactions	2,090,197
Net change in unrealized appreciation of investment securities	7,930,019

Net realized and unrealized gain on investments	10,020,216

Net increase in net assets resulting from operations	$10,439,231

11

CRAWFORD DIVIDEND OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012 (a)
Increase in Net Assets Due To: Operations
Net investment income	$419,015	$32,709
Net realized gain (loss) on investment transactions	2,090,197	(4,263)
Net change in unrealized appreciation of investments	7,930,019	212,619

Net increase in net assets resulting from operations	10,439,231	241,065

Distributions
From net investment income	(359,734)	(29,490)
From net realized gains	(1,489,114)	–

Total distributions	(1,848,848)	(29,490)

Capital Transactions
Proceeds from shares sold	42,038,190	8,511,705
Reinvestment of distributions	1,664,738	23,473
Amount paid for shares redeemed	(1,261,743)	(1,110)

Net increase in net assets resulting from capital transactions	42,441,185	8,534,068

Total Increase in Net Assets	51,031,568	8,745,643

Net Assets
Beginning of period	8,745,643	–

End of period	$59,777,211	$8,745,643

Accumulated undistributed net investment income included in net assets at end of period	$76,563	$6,739

Share Transactions
Shares sold	1,416,613	343,501
Shares issued in reinvestment of distributions	51,857	928
Shares redeemed	(39,231)	(44)

Net increase in share transactions	1,429,239	344,385

(a)	For the period September 26, 2012 (commencement of operations) to December 31, 2012.

See accompanying notes which are an integral part of these financial statements.

12

CRAWFORD DIVIDEND OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during the period)

	For the year ended December 31, 2013	For the period ended December 31, 2012 (a)
Selected Per Share Data
Net asset value, beginning of period	$25.39	$25.00

Income from investment operations:
Net investment income	0.33	0.20	(b)
Net realized and unrealized gain	9.12	0.28

Total from investment operations	9.45	0.48

Less distributions to shareholders:
From net investment income	(0.29)	(0.09)
From net realized gain	(0.85)	–

Total distributions	(1.14)	(0.09)

Net asset value, end of period	$33.70	$25.39

Total Return (c)	37.53%	1.91	%(d)
Ratios and Supplemental Data
Net assets, end of period (000)	$59,577	$8,746
Ratio of expenses to average net assets	1.00%	1.00	%(e)
Ratio of expenses to average net assets before waiver	1.66%	6.90	%(e)
Ratio of net investment income to average net assets	1.30%	3.04	%(e)
Portfolio turnover rate	34%	6	%(d)

(a)	For the period September 26, 2012 (commencement of operations) to December 31, 2012.
(b)	Per share amounts calculated using average shares method.
(c)	Total return in the above table represents the rate that the shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

13

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2013

NOTE 1. ORGANIZATION

Crawford Dividend Opportunity Fund is a diversified series of Unified Series Trust (the “Trust”), organized on June 21, 2012. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust (the “Board”). The investment advisor to the Fund is Crawford Investment Counsel, Inc. (the “Advisor”). The investment objective of the Fund is to provide attractive long-term total return with below market risk as measured by standard deviation in comparison with the Russell 2000® Value Index. Total return is comprised of both capital appreciation and income.

The Fund commenced operations on September 26, 2012. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the year ended December 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The first in, first out method is used for determining gains or losses for financial statements and

14

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended December 31, 2013, the Fund made the following reclassifications to increase (decrease) the components of the net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain From Investments
$3,459	$10,543	$(14,002)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

15

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, master limited partnerships (“MLPs”), and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities traded on a national securities exchange or in over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, fixed income securities are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

16

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$58,543,850	$—	$—	$58,543,850
Money Market Securities	1,109,434	—	—	1,109,434
Total	$59,653,284	$—	$—	$59,653,284

* Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended December 31, 2013, there were no transfers between levels. The amount of transfers in/out is reflected at the securities’ fair value at the reporting period end.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor has contractually agreed to waive its fee and, to the extent necessary, reimburse Fund expenses so that the Fund’s total annual operating expenses, excluding any brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), any 12b-1 fees, taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), and extraordinary litigation expenses, do not exceed 1.00% of its average daily net assets of the Fund through April 30, 2015. For the fiscal year ended December 31, 2013, the Advisor earned fees of $320,951, before waiver of fees. At December 31, 2013, the Fund owed $18,707 to the Advisor.

17

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and any expense limitation in place at the time of repayment. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at December 31, 2013 are as follows:

Amount	Recoverable through December 31,
$ 46,325	2015
171,254	2016

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended December 31, 2013, HASI earned fees of $15,539 for administrative services provided to the Fund. At December 31, 2013, the Fund owed HASI $2,325 for administrative services.

Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Unified Financial Securities, Inc. (the “Distributor”) and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended December 31, 2013, the Custodian earned fees of $13,571 for custody services provided to the Fund. At December 31, 2013, the Fund owed the Custodian $2,375 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended December 31, 2013, HASI earned fees in the amount of $22,155 for transfer agent services and $8,934 for fund accounting services, respectively. At December 31, 2013, the Fund owed HASI $2,180 for transfer agent services and $1,340 for fund accounting services.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act of the Trust. Each Trustee who is not an “interested person” of the Trust received annual compensation of $34,200 from the Trust. The Independent Chairman of the Board and the Chairman of the Audit Committee received annual compensation of $43,200 from the Trust. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at meetings. For the fiscal year ended December 31, 2013, the Independent Trustees earned fees of $11,652 from the Fund for trustee fees. At December 31, 2013, the Fund owed the Trustees $584 for trustee fees.

The Distributor acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended December 31, 2013. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

HASI has contractually agreed to reduce its administrative, transfer agent, and fund accounting fees for the first twelve months of the Fund’s operation. For the year ended December 31, 2013, this resulted in HASI waiving fees in the amount of $39,347 for the Fund.

18

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$–
Other	51,085,073
Sales
U.S. Government Obligations	$–
Other	10,677,572

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7. FEDERAL TAX INFORMATION

At December 31, 2013, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$8,594,650
Gross (Depreciation)	(375,840)

Net Appreciation on Investments	$8,218,810

At December 31, 2013, the aggregate cost of securities for federal income tax purposes was $51,434,474

The tax character of distributions paid during the fiscal years 2013 and 2012 was as follows:

	2013	2012
Distributions paid from:
Ordinary income*	$1,841,878	$29,490
Long-term Capital Gain	6,970	–

	$1,848,848	$29,490

* Short term capital gain distributions are treated as ordinary income for tax purposes.

19

CRAWFORD DIVIDEND OPPORTUNITY FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

December 31, 2013

NOTE 7. FEDERAL TAX INFORMATION – continued

At December 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$537,531
Accumulated undistributed long-term capital gains	$45,711
Unrealized appreciation	8,218,810

$8,802,052

The difference between book basis and tax basis unrealized appreciation in the amount of $76,172 as of December 31, 2013, was attributable primarily to the tax deferral of losses on wash sales and differences in the character of income from underlying securities.

At December 31, 2013, the Fund does not have available any capital loss carryforwards.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since December 31, 2013, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

of the Crawford Dividend Opportunity Fund of Unified Series Trust:

We have audited the accompanying statement of assets and liabilities of the Crawford Dividend Opportunity Fund (the “Fund”), a series of Unified Series Trust, including the schedule of investments, as of December 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented herein for the period ended December 31, 2012 were audited by another registered public accounting firm whose report dated February 26, 2013 expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and broker. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Crawford Dividend Opportunity Fund at December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 27, 2014

21

OTHER FEDERAL TAX INFORMATION (UNAUDITED)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 26.21% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2013 ordinary income dividends, 26.49% qualifies for the corporate dividends received deduction.

For the year ended December 31, 2013, the Fund designated $1,505,042 as short-term capital gain and $6,970 as long-term capital gain distributions.

BENEFICIAL OWNERSHIP (UNAUDITED)

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At December 31, 2013, Charles Schwab & Co. (“Charles Schwab”), for the benefit of its customers, owned 79.58% of the Fund. The Trust does not know whether Charles Schwab or any underlying beneficial owners owned or controlled more than 25% of the voting securities of the Fund.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED)

The Board of Trustees of the Crawford Dividend Opportunity Fund (the “Fund”), upon the recommendation of the Audit Committee of the Board of Trustees, accepted the resignation of the previous auditor and approved a change of the Fund’s independent auditors to Ernst & Young LLP for the Fund. For the fiscal year ended December 31, 2012, the previous auditor served as the Fund’s independent auditor with respect to the Fund. During the Fund’s fiscal year ended December 31, 2012, the previous auditor’s audit report concerning the Fund contained no adverse opinion or disclaimer of opinion; nor was its report qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audit for the fiscal year ended December 31, 2012, there were no disagreements between the Fund and the previous auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of the previous auditor would have caused it to make reference to the disagreements in its report on the financial statements for such period.

22

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age – 66) Chairman of the Audit and Pricing Committees Independent Trustee, December 2002 to present	President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation from June 2005 to September 2011; Chairman of investment committee for the Diana Davis Spencer Foundation since October 2011; Chairman and Founder, Constitution Education Foundation since February 2011.
Stephen A. Little (Age – 67) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (Age – 63) Independent Trustee, December 2002 to present	CEO of Standard Steel, LLC since August 2011; Director Steel Wheels Acquisition Corp. since August 2011; Director Standard Steel, Inc. since August 2011; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, from 2004 to August 2011; Director International Crankshaft, Inc. since 2004; Chairman, SMI Crankshaft LLC, an automotive and truck supplier, from July 2010 to August 2011.
Ronald C. Tritschler (Age – 61) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989. Chairman, Bluegrass Tomorrow, nonprofit organization.
Kenneth G.Y. Grant (Age – 64) Independent Trustee, May 2008 to present	Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each trustee is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.
**	The Trust currently consists of 17 series.

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Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age – 58)*** Trustee, November 2007 to present	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
Joseph L. Rezabek (Age – 45) Senior Vice President, March 2013 to present	President, Huntington Asset Services, Inc. since March 2012; Executive Vice President, The Huntington National Bank since March 2012; Managing Director, Citi from 2006 to 2012; Chief Operating Officer, State Street Europe from 1999 to 2006.
John C. Swhear (Age – 52) President, August 2013 to present	Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer and Vice President of Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Secretary of Huntington Funds, April 2010 to February 2012; President and Chief Executive Officer of Dreman Contrarian Funds, March 2010 to March 2011; Vice President and Acting Chief Executive Officer of Dreman Contrarian Funds, 2007 to March 2010.
Robert W. Silva (Age – 47) Treasurer and Chief Financial Officer, June 2011 to present	Senior Vice President, Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator, since October 2011, Vice President from September 2010 to October 2011; Treasurer of Valued Advisers Trust from February 2013 to December 2013; Treasurer of Huntington Funds since November 2010; Chief Financial Officer and Treasurer of Huntington Strategy Shares since November 2010; Treasurer and Chief Financial Officer of Dreman Contrarian Funds from March 2011 to February 2013; Senior Vice President of Citi Fund Services Ohio, Inc. from September 2007 to September 2010.
Lynn E. Wood (Age – 66) Chief Compliance Officer, October 2004 to present	Chief Compliance Officer of Unified Series Trust, since October 2004.
Tara Pierson (Age – 38) Secretary, May 2010 to present	Employed by Huntington Asset Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to February 2012. Assistant Secretary of the Trust from November 2008 to May 2010.
*	The address for each trustees and officer is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

**	The Trust currently consists of 17 series.

***	Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

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OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

25

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Daniel J. Condon

Kenneth G.Y. Grant

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

John C. Swhear, President

Tara Pierson, Secretary

Joseph L. Rezabek, Senior Vice President

Robert W. Silva, Chief Financial Officer and Treasurer

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

1100 Huntington Center

41 S. South Street

Columbus, OH 43215

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE

INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Huntington Asset Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

26

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Crawford Funds:	FY 2013	$36,150
	FY 2012	$31,500

(b)	Audit-Related Fees

Registrant
Crawford Funds:	FY 2013	$0
	FY 2012	$0

(c)	Tax Fees

Registrant
Crawford Funds:	FY 2013	$8,000
	FY 2012	$6,000

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
Crawford Funds:	FY 2013	$0
	FY 2012	$1,000

Nature of the fees: Fund Accounting system conversion testing and additional issuances of consent

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2013	$0	$0
FY 2012	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of March 3, 2014 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ John C. Swhear
John C. Swhear, President

Date 3/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John C. Swhear
John C. Swhear, President

Date 3/3/14

By	/s/ Robert W. Silva
Robert W. Silva, Treasurer

Date 3/3/14